Income Taxes (Details4) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
INCOME TAXES [Abstract]
Income before income taxes and noncontrolling interest	$ (10,524)	$ (1,722)	$ (4,608)
Income before taxes at the statutory tax rate	3,683	603	1,613
Permanent differences	(1,749)	1,659	(607)
Income tax benefit of the year	$ 1,934	$ 2,262	$ 1,006